EX-10.5

                AGREEMENT: GARBALIZER MACHINERY CORP AND COMPANY


AGREEMENT


This agreement entered into the date below shown between Garbalizer Machinery Corporation, a Utah corporation [Garbalizer] and Garb-Oil & Power Corporation, a Utah corporation [Garb-Oil]

Whereas Garbalizer, on February 25, 1999 entered into a stock exchange agreement with RecycleNet Corporation of Ontario, Canada [RecycleNet], and

Whereas Garbalizer and RecycleNet agreed that Garbalizer would have, prior to the closing of said agreement, the right to sell and convey all its existing assets (including the "Garbalizer" name and logo, patents, machinery designs, and contract rights) to Garb-Oil in exchange for Garb-Oil's assumption of existing indebtedness of Garbalizer in the approximate amount of $500,000.00 (U.S.), and

Whereas Garb-Oil is desirous of obtaining said existing assets, the "Garbalizer" name and logo, patents, machinery designs, and contract rights and further, is desirous of assuming the existing indebtedness of Garbalizer in the approximate amount of $500,000.00 (U.S.), and

Whereas the board of directors of both Garbalizer and Garb-Oil have by resolution authorized their respective corporation to enter into this transaction and have authorized the officers of their respective corporations to perform all acts necessary and to execute all documents necessary to effect this transaction, therefore

Garbalizer, by these presents, hereby convoys all existing assets including all right, title, and interest in and to the Garbalizer name and logo, patents [as identified in the attached exhibit], machinery designs, and contract rights by it possessed.

Garb-Oil, by these presents, and as consideration for the assets above referenced, hereby assumes all existing indebtedness of Garbalizer in the approximate amount of $500,000.00 (U.S.).

Dated the 19th day of March, 1999.


GARBALIZER MACHINERY CORPORATION         ATTEST:





By /s/ John C. Brewer                   /s/ Charles K. Laver
 -----------------------------          ----------------------------
   President                            Secretary



GARB-OIL & POWER CORPORATION           ATTEST:




By /s/ John C. Brewer                   /s/ Charles K. Laver
 -----------------------------          ----------------------------
   President                            Secretary

                                   EXHIBIT TO
                               GARBALIZER/GARB-OIL
                                    AGREEMENT

                           GARBALIZER SHREDDER PATENTS

U.S. PATENTS


                                                         patent #3578252
                                                         patent #3708127
                                                         patent #3762655
                                                         patent #3840187
                                                         patent #3893635
                                                         patent #3951346
                                                         patent #4059236
                                                         patent #4082232
                                                         patent #4099678
                                                         patent #4125228
                                                         patent #4176800
                                                         patent #4205799
                                                         patent #4350308
                                                         patent #4927088

INTERNATIONAL PATENTS

                         Canada                             patent #1018958
                         Canada                             patent #1137949
                         Switzerland                        patent #555195
                         Japan                              patent #924581
                         England                            patent #1441783
                         France                             patent #74-02442





Garbalizer Machinery Corporation has the following machinery patents which it intends to develop and market as funds become available:

     Mechanical Waste Receiver                                patent #3660038
     Waste Remover Vehicle [packer truck]                     patent #3831789
     Air Classification                                       patent #3856217
     Refuse Processing Equipment [mangler]                    patent #3966129
     Waste Mangler System and Structure                       patent #3993256